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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported)
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                          Edison Brothers Stores, Inc.
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             (Exact name of registrant as specified in its charter)

                      Delaware                 I-1394           43-0254900
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              (State or other jurisdiction  (Commission     (IRS Employer
               of incorporation)             File Number)    Identification No.)

                    501 North Broadway, St. Louis, Missouri        63102
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                    (Address of principal executive offices)     (Zip Code)

               Registrant's telephone number, including area code (314) 331-6000
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                                      N/A
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               (Former name or former address, if changed since last report).


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Item 3. Bankruptcy or Receivership.

        On July 5, 2000, the United States Bankruptcy Court for the District of Delaware granted the Motion of Alan M. Jacobs, the Chapter 11 trustee of Edison Brothers Stores, Inc. (the "Company"), to convert the Company's Chapter 11 case to one under Chapter 7 of the United States Bankruptcy Code. The Official Committee of Unsecured Creditors and the Company supported conversion to Chapter
7. Upon the conversion, the Office of the United States Trustee appointed Mr. Jacobs as interim Chapter 7 trustee (the "Chapter 7 Trustee"). The Chapter 7 Trustee does not anticipate that shareholders of the Company will receive a distribution under Chapter 7. Mr. Jacobs is a senior financial executive with over 25 years of turnaround, restructuring, insolvency and reorganization experience and until recently was a senior partner with Ernst & Young, LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDISON BROTHERS STORES, INC.

Date: July 7, 2000                      By: /s/ Alan A. Sachs
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                                                Alan A. Sachs
                                                Senior Vice President